Exhibit 99.1

January 2020 1 Avadel Pharmaceuticals plc Repositioned: Executing New Strategy

Safe Harbor

This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "will," "may," "believe," "expect," "anticipate," "estimate," "project" and similar expressions, and the negatives thereof, identify forward-looking statements, each of which speaks only as of the date the statement is made. Although we believe our forward-looking statements are based on reasonable assumptions within the bounds of our knowledge of our business and operations, our business is subject to significant risks, and, as a result, there can be no assurance that actual results of our research, development and commercialization activities and our results of operations will not differ materially from the results contemplated in such forward-looking statements. These risks include*: (a) risks relating to our recent cost-saving actions, including risks that (i) such actions may not result in the amount of cost savings we anticipate; and (ii) such cost-saving actions may cause us to incur one-time costs in amounts greater than we anticipate; (b) risks relating to the development of our investigational "FT218" sodium oxybate product, including risks that (i) we may not have adequate capital to complete the development of FT218, we may need to obtain additional capital for such purpose, and such additional capital may not be available on attractive terms or at all; (ii) we could experience delay or failure in completing the Phase 3 REST-ON clinical trial;* (iii) we may encounter challenges in the remaining development efforts for FT218; (iv) the FDA may determine there are deficiencies in the NDA for FT218 or may never approve the NDA for FT218; (v) FT218 may not have the therapeutic benefits we anticipate; (vi) the commercial launch of FT218 could be delayed; (vii) FT218 may not achieve commercial acceptance; and (viii) other companies may develop competing products that may receive FDA approval before FT218*; (c) risks related to the commercialization of Nouress™, including risks that (i) we delay the commercial launch Nouress or do not commercially launch Nouress at all, (ii) the current patent infringement suit alleging that Nouress infringes the intellectual property of a third party may prevent or delay our commercial launch of Nouress, (iii) we may be required to pay royalties to a third party if we commercially launch Nouress and (iv) third parties may infringe our intellectual property covering Nouress and we may incur substantial costs to defend our intellectual property, and (d) the other risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2018, and our subsequent filings with the U.S. Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements.*

Avadel™

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AT A GLANCE The New Avadel: All the Ingredients for Success 3 FT218 100% $ 72M > $ 55M a differentiated product with high potential enrolled in pivotal Ph3 study REST - ON, single study required for approval; data readout in Q2 2020 cash, funding well into 2021 including completion of REST - ON trial 2019 revenues from hospital portfolio of 3 products with a 4 th approved pending ¹ launch – helps fund FT218 18 YEARS Z ERO new chemical entity risk intellectual property protection – until 2037 R IGHT T EAM in place The Z ERO debt due until 2023 ¹Commercial launch pending resolution of IP matter

THE AVADEL STORY

Repositioned, Executing New Strategy. Transformative Next 12 Months

Targeting orphan disease

200,000 suffer from narcolepsy[1] in U.S.

Unsatisfactory standard of care (SOC)

2X nightly sodium oxybate

44% non-compliance after 1 year

Avadel's differentiated solution

1X nightly sodium oxybate with proprietary Micropump™ controlled release delivery

Large market

$1.7B sodium oxybate

Transformation next 12 months

Pivotal **Ph3 trial** for approval near completion – topline data in Q2 2020

All the Capabilities to Succeed

Note: 1. Narcolepsy sufferers exhibit excessive daytime sleepiness (EDS) and cataplexy

Avadel™ 4

Characteristics of Narcolepsy – Serious Disease with Large Unmet Need ¹Source: GlobalData, June 2018 5 An under - researched and under - diagnosed disease; pathogenesis poorly understood Unmet medical need despite current treatment options Market expected to grow significantly over period to 2027¹ Twice - nightly sodium oxybate is currently the only FDA approved treatment for the symptoms of narcolepsy – excessive daytime sleepiness (EDS) and cataplexy

A New Paradigm of Treatment is Welcomed by Physicians 6 “… I don’t know of another medication where the patient has to wake up in the middle of the night to take it again, this is a serious problem for patients that already have a sleep disorder …” Sleep Specialist KOL, Major Academic Hospital Sleep Center in PA “… The dosing schedule makes it complicated. It’s hard for them to wake up, so they may miss their second dose or take it at the wrong time. It’s also a burden on their spouse or parents or roommates …” Primary Care Physician, Private Clinic in NJ There is high unmet need in patients treated with Xyrem “… [FT218] is what we have been expecting, this is what we want. Patients wouldn’t be so confused about starting therapy… we would almost only use [FT218] over Xyrem …” Sleep Specialist, Academic Hospital Sleep Center in WV “… I would very much prefer [FT218], patients need quality sleep and that’s what [FT218] offers. I would welcome it …” Neurologist, Private Clinic in SC FT218 target product profile strongly resonates with physicians 81% 1 of physicians would prescribe FT218 Note: 1. Data on file - proprietary market research

… And Could be Life Changing for Patients… 7 1X nightly Our Micropump™ delivers one single dose at bedtime “That would be life changing. To not have to get up in the middle of the night, EVERY SINGLE NIGHT. ” – A twice - nightly sodium oxybate patient Life Changing

Leveraging Our Proprietary Micropump™ Technology – Delivering Sodium Oxybate Once Nightly

The Technology


Avadel
Micro particles
200x magnification
20µm
60µm
70µm
200-500µm diameter
Inert core
Drug layer
Controlled release coating

- **Technology contains thousands of 'micro particles' per capsules**
  - each is a miniature delivery system
- **Microparticulate design can be adapted to each drug's specific challenges**
  - modify coatings / thickness

The Advantages

- Delayed delivery of small molecule drugs taken orally
- Potential to: improve efficacy, reduce toxicity, improve compliance

Avadel™

Source: 10-k pg 89, data on file

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0 20 40 60 80 100 0 2 4 6 8 10 Time (h) GHB Concentration (ug/mL) Mean and Standard Error FT218, n=26 Twice - nightly sodium oxybate, n=27 Mean PK Profiles (6g) Investigational Study Clearly Indicated Powerful Potential Advantages of FT218 The Comparison vs. 2X Nightly The Results Single dose Advantage No disruption of sleep Advantage Overall Peak concentration (Cmax) - lower Advantage Overall exposure (AUC) - bioequivalent to SOC Similar Onset time Similar Morning blood levels (C8H) Similar 9

Overview of the Phase 3 Trial, REST - ON Pathway • Abbreviated 505(b)(2) approval process; study conducted under SPA agreement with FDA, requires only 1 pivotal study for approval Study Type • Randomized, double - blind, parallel - group placebo - controlled study with 1:1 randomization to FT218 or placebo in patients with Narcolepsy, either NT1 or NT2 Objectives • Primary objective is to evaluate the efficacy of FT218 • Secondary objective is to evaluate the safety and tolerability of FT218 Primary Endpoints • Maintenance of Wakefulness Test (MWT), Clinical Global Impression (CGI) and number of Cataplexy attacks Dosage / Duration / Participants • Starting dose of 4.5g and titrating up to 9g • 13 - week duration • N = 205 ( completed ) Regulatory Pathway / Study Design 10

Advantage of Legacy Portfolio of Cash Flow Positive Hospital Products AKOVAZ ™ BLOXIVERZ ™ VAZCULEP ™ Commercial sterile injectable products used in the hospital setting 2019 annual revenues of $55M+ supporting development of FT218 Nouress ™ (cysteine hydrochloride) sterile injectable approved by FDA on Dec 15, 2019; IP granted with additional IP expected; launch pending¹ 11 A new 4 TH 3 Estimated Market value of >$50M ¹Commercial launch pending resolution of IP matter

Priorities Going Forward Laser focus on successful completion of pivotal FT218 Ph3 trial Continue to ensure strong liquidity to support FT218 program – includes maximizing cash flow from Hospital products Scale up FT218 manufacturing and complete NDA requirements 1 . 2 . 3 . Advance FT218 “go to market” planning 4 . Build strong credibility with investors by delivering on our commitments 5 . 12

WHAT TO EXPECT: Near - Term Key Milestones Event Date • Completion of patient enrollment (205) Complete • Nouress PDUFA date Dec 15, 2019 • Nouress launch Pending¹ • Completion of REST - ON study Q1 2020 • REST - ON topline data readout Q2 2020 13 ¹Commercial launch pending resolution of IP matter

AT A GLANCE The New Avadel: All the Ingredients for Success 14 FT218 100% $ 72M > $ 55M a differentiated product with high potential enrolled in pivotal Ph3 study REST - ON, single study required for approval; data readout in Q2 2020 cash, funding well into 2021 including completion of REST - ON trial 2019 revenues from hospital portfolio of 3 products with a 4 th approved pending¹ launch – helps fund FT218 18 YEARS Z ERO new chemical entity risk intellectual property protection – until 2037 R IGHT T EAM in place The Z ERO debt due until 2023 ¹Commercial launch pending resolution of IP matter

January 2020 15 Avadel Pharmaceuticals plc Repositioned: Executing New Strategy